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As filed with the Securities and Exchange Commission on January 7, 2010

Registration No. 333-163300

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Amendment No. 1 to
Form S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

TRIUMPH GROUP, INC.
(as Issuer)

SEE TABLE OF ADDITIONAL REGISTRANTS
(as Guarantors)
(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	3720 (Primary Standard Industrial Classification Code Number)	51-0347963 (I.R.S. Employer Identification No.)

1550 Liberty Ridge Drive
Suite 100
Wayne, Pennsylvania 19087
(610) 251-1000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

John B. Wright, II
Vice President, General Counsel and Secretary
Triumph Group, Inc.
1550 Liberty Ridge Drive
Suite 100
Wayne, Pennsylvania 19087
(610) 251-1000
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

With copies to:

Gerald J. Guarcini
Ballard Spahr LLP
1735 Market Street
51st Floor
Philadelphia, Pennsylvania 19103
(215) 665-8500
Facsimile: (215) 864-8999

          Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after the effective date of this Registration Statement.

          If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    ☐

          If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

          If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

          Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

          If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)	☐
Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)	☐

          The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

        The following domestic subsidiaries of Triumph Group, Inc. are guarantors of the new notes and are co-registrants:

Exact Name of Registrant as Specified in its Charter	State of Incorporation or Organization	I.R.S. Employer Identification Number
Triumph Processing, Inc.	California	95-2504410
Triumph Structures—Los Angeles, Inc.	California	95-2110814
Triumph Brands, Inc.	Delaware	23-2974847
Triumph Group Acquisition Corp.	Delaware	23-2974848
The Triumph Group Operations, Inc.	Delaware	51-0347964
Triumph Group Acquisition Holdings, Inc.	Delaware	23-3075463
Triumph Fabrications—Fort Worth, Inc.	Delaware	75-1716019
Triumph Instruments, Inc.	Delaware	23-2884213
Triumph Engineered Solutions, Inc.	Delaware	13-3869941
Nu-Tech Brands, Inc.	Delaware	23-2990482
Triumph Fabrications—San Diego, Inc.	Delaware	23-2996633
Triumph Precision Castings Co.	Delaware	23-3047800
Triumph Turbine Services, Inc.	Delaware	23-3072034
Triumph Engineering Services, Inc.	Delaware	23-3086299
Triumph Actuation Systems—Valencia, Inc.	Delaware	23-3087691
Triumph Composite Systems, Inc.	Delaware	55-0803321
Triumph Thermal Systems, Inc.	Delaware	05-0567797
Triumph Gear Systems, Inc.	Delaware	54-1840009
Triumph Aftermarket Services Group, Inc.	Delaware	20-0701287
Triumph Aerospace Systems Group, Inc.	Delaware	20-0701219
Triumph Structures—Wichita, Inc.	Delaware	20-4449110
Triumph Accessory Services—Grand Prairie, Inc.	Delaware	20-8227096
Kilroy Steel, Inc.	Delaware	52-1068201
Kilroy Structural Steel Co.	Delaware	52-1068203
Triumph Metals Company	Delaware	55-2229250
Triumph Precision, Inc.	Delaware	20-8646648
Triumph Instruments—Burbank, Inc.	Delaware	20-8646590
Triumph Investment Holdings, Inc.	Nevada	26-3094114
Triumph Aviations Inc.	Pennsylvania	23-3101288
Triumph Aerospace Systems—Newport News, Inc.	Virginia	54-1486601
The Mexmil Holding Company, LLC	California	33-0795911
Triumph Actuation Systems—Connecticut, LLC	Delaware	23-2985939
Triumph Actuation Systems, LLC	Delaware	51-0347968
CBA Acquisition, LLC	Delaware	23-2974848	*
HT Parts, L.L.C.	Delaware	02-0593102
Triumph Interiors, LLC	Delaware	20-4720061
Triumph Structures—Long Island, LLC	Delaware	26-1739922
Triumph Controls, LLC	Delaware	23-2831481
Triumph Group Holdings—Mexico, LLC	Delaware	26-4831221
Triumph Group Investment—Mexico, LLC	Delaware	26-4831077
Triumph Insulation Systems, LLC	Nevada	88-0351614
Airframe Spares and Logistics, LLC	Nevada	26-1082512
Mexmil China, LLC	Nevada	20-8195141
Triumph Airborne Structures, Inc.	Arkansas	71-0781909
Triumph Fabrications—Hot Springs, Inc.	Arkansas	71-0402217
Triumph Gear Systems—Macomb, Inc.	Michigan	38-2180514
Triumph Aerospace Systems—Wichita, Inc.	Kansas	48-1072049
Lamar Electro-Air Corporation	Kansas	23-3074044
Triumph Structures—Kansas City, Inc.	Missouri	43-0996699
Triumph Structures—East Texas, Inc.	Texas	26-4395932

*
Disregarded entity. The I.R.S. Employer Identification Number listed is that of its parent company.

c/o Triumph Group, Inc.
1550 Liberty Ridge Drive
Suite 100
Wayne, Pennsylvania 19087
(610) 251-1000
(Address, Including Zip Code, and Telephone Number, Including Area Code,
of Each of the Co-Registrant's Principal Executive Offices)

John B. Wright, II
Vice President, General Counsel and Secretary
Triumph Group, Inc.
1550 Liberty Ridge Drive
Suite 100
Wayne, Pennsylvania 19087
(610) 251-1000
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
of Agent for Service for Each Co-Registrant)

With copies to:

Gerald J. Guarcini
Ballard Spahr LLP
1735 Market Street
51st Floor
Philadelphia, Pennsylvania 19103
(215) 665-8500
Facsimile: (215) 864-8999

EXPLANATORY NOTE

        This Amendment No. 1 to Form S-4 to Triumph Group, Inc.'s Registration Statement on Form S-4 (Registration No. 333-163300) is being filed solely for the purpose of filing a revised Exhibit 5.1 legal opinion. There are no other changes to such Registration Statement on Form S-4 originally filed with the U.S. Securities and Exchange Commission on November 24, 2009.

 PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.    Indemnification of Directors and Officers

        We maintain insurance providing for indemnification of our officers and directors, managers and members of all of the Triumph Group, Inc. entities and certain other persons against liabilities and expenses incurred by any of them in certain stated proceedings and under certain stated conditions.

Delaware Corporations

        Section 145 of the Delaware General Corporation Law, or the DGCL, provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees)), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Section 145 further provides that a corporation similarly may indemnify any such person serving in any such capacity who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or such other court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

Certificate of Incorporation and Bylaws

        The Company's certificate of incorporation provides that the Company's directors are not personally liable to the Company or the Company's stockholders for monetary damages for breach of fiduciary duty as a director, except for liability in connection with a breach of the director's duty of loyalty to the Company or the Company's stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, under Section 174 of the DGCL, or any transaction from which the director derived an improper personal benefit. Further, under the provisions of the Company's bylaws, as amended, any person who is or was a party or is threatened to be made a party of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he or she is or was a director, officer, employee or agent of the Company or is or was serving at the Company's request as a director, officer, employee or agent of another company or other entity shall be indemnified by the Company against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the Company's best interests, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. Notwithstanding the foregoing, no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company, unless and only to the extent that the Court of Chancery or the court in which such action was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for the expenses which such court deems proper.

        The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in, or not opposed to, the Company's best interests and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

        In addition, to the extent that such a person is successful on the merits or otherwise in defense of any action, suit, or proceeding brought against him or her by reason of the fact that he or she is the Company's director, officer, employee or agent, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred in connection therewith.

        The Company's bylaws, as amended, provide that expenses (including attorneys' fees) incurred by a director or officer in defending a civil, criminal, administrative, or investigative action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company. Such expenses, including attorneys' fees, incurred by other employees and agents may be paid upon such terms and conditions as the Board of Directors deems appropriate.

        Any indemnification under the provisions summarized above (unless ordered by a court) shall be made by the Company only as authorized in each specific case upon a determination that indemnification of such person is proper under the circumstances because he or she has met the applicable standard of conduct set forth in the applicable provision. Such determination shall be made (1) by a majority vote of the Company's directors who are not parties to the action, suit or proceeding (even though less than a quorum), (2) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (3) by the stockholders.

        The Company maintains director and officer insurance with respect to those claims described above in customary amounts.

        The above discussion of the certificate of incorporation and by-laws of the Company and the DGCL is not intended to be exhaustive and is qualified in its entirety by such certificates of incorporation and the DGCL.

Item 21.    Exhibits and Financial Statement Schedules

  (a)
  Exhibits:

        Reference is made to the Index to Exhibits following the signature pages hereto, which Index to Exhibits is hereby incorporated into this item.

  (b)
  Financial Statement Schedules:

        None.

Item 22.    Undertakings

        (a)   Each undersigned registrant hereby undertakes:

          (1)   To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i)  to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii)  to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

            (iii)  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          (2)   That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3)   To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4)   That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser.

    Each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

          (5)   That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

    The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

              (i)  any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

             (ii)  any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

            (iii)  the portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

            (iv)  any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

            Each undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person of the registrant in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

        (b)   Each undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

        (c)   Each undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

 SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayne, Commonwealth of Pennsylvania, on January 7, 2010.

TRIUMPH GROUP, INC.
By:	/s/ RICHARD C. ILL Richard C. Ill Chairman and Chief Executive Officer (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on January 7, 2010:

Name	Title

* Richard C. Ill	Chairman, Chief Executive Officer and Director (Principal Executive Officer)
* M. David Kornblatt	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)
* Kevin Kindig	Vice President and Controller (Principal Accounting Officer)
* Paul Bourgon	Director
* Richard C. Gozon	Director
* Claude F. Kronk	Director

* George Simpson	Director
* Joseph M. Silvestri	Director

        The undersigned, by signing his name thereto, signs and executes this registration statement pursuant to Powers of Attorney executed by the above named directors and officers and filed with the U.S. Securities and Exchange Commission.

* By:	/s/ JOHN B. WRIGHT, II John B. Wright, II Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayne, Commonwealth of Pennsylvania, on January 7, 2010.

TRIUMPH GROUP ACQUISITION HOLDINGS, INC.
THE TRIUMPH GROUP OPERATIONS, INC.
KILROY STEEL, INC.
KILROY STRUCTURAL STEEL CO.
LAMAR ELECTRO-AIR CORPORATION
TRIUMPH ACCESSORY SERVICES—GRAND PRAIRIE, INC.
TRIUMPH ACTUATION SYSTEMS—VALENCIA, INC.
TRIUMPH AEROSPACE SYSTEMS GROUP, INC.
TRIUMPH AEROSPACE SYSTEMS—WICHITA, INC.
TRIUMPH AEROSPACE SYSTEMS—NEWPORT NEWS, INC.
TRIUMPH AFTERMARKET SERVICES GROUP, INC.
TRIUMPH AIRBORNE STRUCTURES, INC.
TRIUMPH AVIATIONS INC.
TRIUMPH COMPOSITE SYSTEMS, INC.
TRIUMPH ENGINEERING SERVICES, INC.
TRIUMPH ENGINEERED SOLUTIONS, INC.
TRIUMPH FABRICATIONS—FORT WORTH, INC.
TRIUMPH FABRICATIONS—HOT SPRINGS, INC.
TRIUMPH FABRICATIONS—SAN DIEGO, INC.
TRIUMPH GEAR SYSTEMS, INC.
TRIUMPH GEAR SYSTEMS—MACOMB, INC.
TRIUMPH INSTRUMENTS, INC.
TRIUMPH INSTRUMENTS—BURBANK, INC.
TRIUMPH METALS COMPANY
TRIUMPH PRECISION, INC.
TRIUMPH PRECISION CASTINGS CO.
TRIUMPH PROCESSING, INC.
TRIUMPH STRUCTURES—EAST TEXAS, INC.

TRIUMPH STRUCTURES—KANSAS CITY, INC.
TRIUMPH STRUCTURES—LOS ANGELES, INC.
TRIUMPH STRUCTURES—WICHITA, INC.
TRIUMPH THERMAL SYSTEMS, INC.
TRIUMPH TURBINE SERVICES, INC.
TRIUMPH INVESTMENT HOLDINGS, INC.
By:	/s/ M. DAVID KORNBLATT M. David Kornblatt Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on January 7, 2010:

Name	Title

* Richard C. Ill	Chairman and Director (Principal Executive Officer)
* M. David Kornblatt	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)

        The undersigned, by signing his name thereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above named director and officers and filed with the U.S. Securities and Exchange Commission.

* By:	/s/ JOHN B. WRIGHT, II John B. Wright, II Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayne, Commonwealth of Pennsylvania, on January 7, 2010.

CBA ACQUISITION, LLC MEXMIL CHINA, LLC
By:	/s/ M. DAVID KORNBLATT
M. David Kornblatt Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on January 7, 2010:

Name		Title

* Richard C. Ill		Chairman (Principal Executive Officer)
* M. David Kornblatt		Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)
TRIUMPH GROUP ACQUISITION CORP.
By:	* Richard C. Ill	Sole Member

        The undersigned, by signing his name thereto, signs and executes this registration statement pursuant to Powers of Attorney executed by the above named officers and sole member and filed with the U.S. Securities and Exchange Commission.

*By:	/s/ JOHN B. WRIGHT, II John B. Wright, II Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayne, Commonwealth of Pennsylvania, on January 7, 2010.

AIRFRAME SPARES AND LOGISTICS, LLC
By:	/s/ M. DAVID KORNBLATT M. David Kornblatt Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacities indicated on January 7, 2010:

Name		Title

* Richard C. Ill		Chairman (Principal Executive Officer)
* M. David Kornblatt		Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)
THE TRIUMPH GROUP OPERATIONS, INC.
By:	* Richard C. Ill	Sole Member

        The undersigned, by signing his name thereto, signs and executes this registration statement pursuant to Powers of Attorney executed by the above named officers and sole member and filed with the U.S. Securities and Exchange Commission.

*By:	/s/ JOHN B. WRIGHT, II John B. Wright, II Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayne, Commonwealth of Pennsylvania, on January 7, 2010.

TRIUMPH INSULATION SYSTEMS, LLC
By:	/s/ M. DAVID KORNBLATT M. David Kornblatt Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacities indicated on January 7, 2010:

Name		Title

* Richard C. Ill		Chairman (Principal Executive Officer)
* M. David Kornblatt		Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)
TRIUMPH PRECISION, INC.
By:	* Richard C. Ill	Sole Member

        The undersigned, by signing his name thereto, signs and executes this registration statement pursuant to Powers of Attorney executed by the above named officers and sole member and filed with the U.S. Securities and Exchange Commission.

*By:	/s/ JOHN B. WRIGHT, II John B. Wright, II Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayne, Commonwealth of Pennsylvania, on January 7, 2010.

THE MEXMIL HOLDING CO., LLC
By:	/s/ M. DAVID KORNBLATT M. David Kornblatt Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacities indicated on January 7, 2010:

Name		Title

* Richard C. Ill		Chairman (Principal Executive Officer)
* M. David Kornblatt		Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)
TRIUMPH INSULATION SYSTEMS, LLC
By:	* Richard C. Ill	Sole Member

        The undersigned, by signing his name thereto, signs and executes this registration statement pursuant to Powers of Attorney executed by the above named officers and sole member and filed with the U.S. Securities and Exchange Commission.

*By:	/s/ JOHN B. WRIGHT, II John B. Wright, II Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayne, Commonwealth of Pennsylvania, on January 7, 2010.

HT PARTS L.L.C.
TRIUMPH ACTUATION SYSTEMS, LLC
TRIUMPH ACTUATION SYSTEMS—CONNECTICUT, LLC
TRIUMPH CONTROLS, LLC
TRIUMPH INTERIORS, LLC
TRIUMPH STRUCTURES—LONG ISLAND, LLC
TRIUMPH GROUP HOLDINGS—MEXICO, LLC
TRIUMPH GROUP INVESTMENT—MEXICO, LLC
By:	/s/ M. DAVID KORNBLATT M. David Kornblatt Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on January 7, 2010:

Name	Title

* Richard C. Ill	Chairman and Director (Principal Executive Officer)
* M. David Kornblatt	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)

        The undersigned, by signing his name thereto, signs and executes this registration statement pursuant to Powers of Attorney executed by the above named officers and sole member of the Board of Managers and filed with the U.S. Securities and Exchange Commission.

*By:	/s/ JOHN B. WRIGHT, II John B. Wright, II Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayne, Commonwealth of Pennsylvania, on January 7, 2010.

NU-TECH BRANDS, INC.
TRIUMPH BRANDS, INC.
TRIUMPH GROUP ACQUISITION CORP.
By:	/s/ M. DAVID KORNBLATT M. David Kornblatt President and Treasurer (Principal Financial Officer and Principal Accounting Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on January 7, 2010:

Name	Title

* Richard C. Ill	Chairman and Director (Principal Executive Officer)
* M. David Kornblatt	President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)
* Arthur Jones	Director

        The undersigned, by signing his name thereto, signs and executes this registration statement pursuant to Powers of Attorney executed by the above named officers and directors and filed with the U.S. Securities and Exchange Commission.

*By:	/s/ JOHN B. WRIGHT, II John B. Wright, II Attorney-in-Fact

 EXHIBIT INDEX

Exhibit No.		Description of Exhibit
3.1		Amended and Restated Certificate of Incorporation of Triumph Group, Inc. (Incorporated by reference to Exhibit 3.1 of the Company's Annual Report on Form 10-K filed on May 22, 2009).
3.2		Bylaws of Triumph Group, Inc. (Incorporated by reference to the Company's Registration Statement on Form S-1 (Registration No. 333-10777) declared effective on October 24, 1996).
4.1
Indenture, dated as of November 16, 2009, between Triumph Group, Inc. and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit 4.1 of the Company's Current Report on Form 8-K filed on November 19, 2009).
4.3
Registration Rights Agreement, dated November 16, 2009, between Triumph Group, Inc. and the parties named therein (Incorporated by reference to Exhibit 4.3 of the Company's Current Report on Form 8-K filed on November 19, 2009).
5.1	*	Opinion of Ballard Spahr LLP.
8.1	**	Opinion of Ballard Spahr LLP.
12.1	**	Statements re Computation of Ratios of Earnings to Fixed Charges.
21.1	**	Subsidiaries of Triumph Group, Inc.
23.1	**	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
23.2	*	Consent of Ballard Spahr LLP (included in Exhibit 5.1).
24.1	**	Powers of Attorney for the Directors and Officers of Triumph Group, Inc.
24.2	**	Powers of Attorney for the Directors and Officers of the Guarantors.
25.1	**	Statement of Eligibility of Trustee on Form T-1.
99.1	**	Form of Letter of Transmittal.
99.2	**	Form of Notice of Guaranteed Delivery.

*
Filed herewith.

**
Previously filed.

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EXPLANATORY NOTE
PART II. INFORMATION NOT REQUIRED IN PROSPECTUS
  Item 20. Indemnification of Directors and Officers
  Item 21. Exhibits and Financial Statement Schedules
  Item 22. Undertakings
SIGNATURES
EXHIBIT INDEX